CALAMOS INVESTMENT TRUST (the “Trust”)

Calamos Global Sustainable Equities Fund (the “Fund”)

Supplement dated November 2, 2022 to the

CALAMOS® FAMILY OF FUNDS

Prospectus dated March 1, 2022

On October 31, 2022, the Trust’s Board of Trustees approved a proposal to liquidate the Fund.  As of the date hereof, it is expected that the Fund will be liquidated in the first quarter of 2023.

The Fund will further supplement its prospectus with information regarding the timing of the liquidation, including the date on which the Fund will close to new investors and the date on which it will close to investments from current investors.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE